UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     FEBRUARY 28, 2008 (FEBRUARY 27, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      STEM CELL THERAPY INTERNATIONAL, INC
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-51931                    88-0374180
                ---------                    ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                 203 N. LOIS AVENUE, 9TH FLOOR, TAMPA, FL 33607
                 ----------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (813) 600-4088
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM  8.01.   OTHER  EVENTS

On February 27, 2008, Stem Cell Therapy International, Inc., a Nevada corporation ("SCII"), entered into a Memorandum of Understanding (MOU) with Histostem, Co., Ltd., a Korean company ("Histostem") to acquire one hundred percent of the issued and outstanding stock of Histostem from Histostem's shareholders, in exchange for stock in SCII. The agreement is subject to further discussions with respect to operational details and the signing of the definitive agreement.

Histostem, Co., Ltd. started in Seoul, Korea in 2000. To date it has treated more than 500 patients with stem cells and currently has 56 full time employees and 28 part-time employees. Histostem's intellectual property portfolio consists of five patents that have been granted and 6 patents pending. To management's knowledge, Histostem is one of the very few stem cell companies in the world currently earning several million dollars in income from its products and technology. Histostem maintains a website at http://www.histostem.cokr/english/english_1.htm.

Upon completion of the definitive agreement, management intends to take the research data that the Korean FDA already approved and submit it to the U.S. FDA, with the objective of getting the U.S. FDA approval in advance of other companies now researching umbilical stem cell treatments for a variety of different diseases.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

10.35 Memorandum of Understanding between Stem Cell Therapy International, Inc. and Histostem Co., Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     STEM CELL THERAPY INTERNATIONAL, INC.
                                  (Registrant)

Dated: February 28, 2008                    By: /s/Calvin Cao
                                            -----------------
                                            Calvin Cao
                                            Chief Executive Officer











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